CARPENTER TECHNOLOGY CORPORATION 3rd Quarter Fiscal Year 2023 Earnings Call April 27, 2023 Exhibit 99.1

Cautionary Statement Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter Technology’s filings with the Securities and Exchange Commission, including its report on Form 10-K for the fiscal year ended June 30, 2022, Form 10-Q for the fiscal quarters ended September 30, 2022, and December 31, 2022, and the exhibits attached to those filings. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, medical, transportation, energy, industrial and consumer, or other influences on Carpenter Technology's business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter Technology to achieve cash generation, growth, earnings, profitability, operating income, cost savings and reductions, qualifications, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange rates; (6) the effect of government trade actions; (7) the valuation of the assets and liabilities in Carpenter Technology's pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter Technology, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter Technology's manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; (15) fluctuations in oil and gas prices and production; (16) uncertainty regarding the return to service of the Boeing 737 MAX aircraft and the related supply chain disruption; (17) potential impacts of the COVID-19 pandemic on our operations, financial results and financial position; (18) our efforts and efforts by governmental authorities to mitigate the COVID-19 pandemic, such as travel bans, shelter in place orders and business closures, and the related impact on resource allocations and manufacturing and supply chains; (19) our ability to execute our business continuity, operational, budget and fiscal plans in light of the COVID-19 pandemic; and (20) our ability to successfully carry out restructuring and business exit activities on the expected terms and timelines. Any of these factors could have an adverse and/or fluctuating effect on Carpenter Technology's results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. We caution you not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation or as of the dates otherwise indicated in such forward-looking statements. Carpenter Technology undertakes no obligation to update or revise any forward-looking statements. Non-GAAP and other financial measures Financial information included in this presentation is unaudited. Some of the information included in this presentation is derived from Carpenter Technology's consolidated financial information but is not presented in Carpenter Technology's financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation. © 2023 CRS Holdings, LLC. All rights reserved.

3rd QUARTER FISCAL YEAR 2023 Tony Thene | President and Chief Executive Officer

Safety is Our Highest Value Total Case Incident Rate (TCIR) © 2023 CRS Holdings, LLC. All rights reserved.

Demand conditions across end-use markets remain strong; backlog up 10% sequentially and 70% year-over-year Realizing share and price gains through contract negotiations and price increases on transactional business Continue to improve productivity by safely onboarding new employees and accelerating training SAO segment performance driven by higher sequential and year-over-year shipment volumes, primarily in Aerospace and Defense and Medical end-use markets PEP segment improved operating income sequentially and year-over-year, driven by higher Dynamet Titanium and Additive sales Liquidity remains healthy at $212 million; credit facility amended and extended Outperformed Expectations With Increasing Demand Across End-Use Markets & Increased Productivity At Operating Facilities © 2023 CRS Holdings, LLC. All rights reserved. Third Quarter Summary

Third Quarter End-Use Market Highlights

MARKET	Q3-23 NET SALES EX. SURCHARGE ($M)*	%	VS. Q3-22	VS. Q2-23	COMMENTS
AEROSPACE & DEFENSE	$241.5	49%	↑ +59%	↑ +21%	• Ongoing improvements to global travel demand and industry need for new planes • Supply chains struggling to keep up with demand, with more material wanted sooner • Growing backlogs, extending lead times, and ongoing high levels of outreach from customers and OEMs across applications
MEDICAL	$62.2	13%	↑ +35%	↓ -1%	• Elective surgeries continue to increase as hospitals address staffing challenges • OEMs continue to ramp manufacturing activity to capture demand • Supply chains evaluating risks and sourcing strategies due to global events
TRANSPORTATION	$34.0	7%	↑ +5%	↑ +25%	• Light-duty vehicle demand remains high with expected sales growth in CY23 • Heavy-duty vehicle demand recovering in China; expect build rates to increase globally in CY23
ENERGY	$28.6	6%	↑ +24%	↑ +27%	• Oil & gas capital expenditure outlook remains high, with increases year-over-year • Increasing need for advanced solutions to reach oil & gas and monetize liquified natural gas • Power generation: increasing industrial gas turbine demand for new builds and overhauls
INDUSTRIAL & CONSUMER	$95.7	19%	↑ +17%	↑ +22%	• Ongoing strong demand across industrial sub-markets, especially semiconductor • Demand from consumer electronics sub-market remains strong for material from new hot strip mill at Reading, PA facility

*Excludes sales through Carpenter's Distribution businesses.

CARPENTER TECHNOLOGY
© 2023 CRS Holdings, LLC. All rights reserved.
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3rd QUARTER FISCAL YEAR 2023 FINANCIAL OVERVIEW AND BUSINESS UPDATE Tim Lain | Senior Vice President and Chief Financial Officer

Income Statement Summary *Detailed schedule included in Non-GAAP Schedules in Appendix. © 2023 CRS Holdings, LLC. All rights reserved. $ millions, except pounds and per-share amounts Q3-23 Q3-22 Q2-23 YEAR-OVER-YEAR CHANGE SEQUENTIAL CHANGE Pounds (‘000) 57,302 49,740 50,500 7,562 6,802 Net Sales 690.1 489.0 579.1 201.1 111.0 Net Sales ex. Surcharge Revenue* 491.5 369.0 420.8 122.5 70.7 Gross Profit 93.5 39.5 70.0 54.0 23.5 Selling, General and Administrative Expenses 54.2 38.4 47.4 15.8 6.8 Operating Income 39.3 1.1 22.6 38.2 16.7 Special Items included in Operating Income (Loss)* — (2.7) — 2.7 — Operating Income (Loss) ex. Special Items* 39.3 (1.6) 22.6 40.9 16.7 % of Net Sales ex. Surcharge Revenue and Special Items* 8.0% -0.4% 5.4% 8.4% 2.6% Effective Tax Rate 22.5% 9.6% 19.5% 12.9% 3.0% Net Income (Loss) 18.6 (7.5) 6.2 26.1 12.4 Diluted Earnings (Loss) per Share $0.38 ($0.16) $0.13 $0.54 $0.25 Adjusted Diluted Earnings (Loss) per Share* $0.38 ($0.20) $0.13 $0.58 $0.25

Net sales excluding surcharge increased 19% sequentially on 14% higher shipment volumes; demand conditions remain strong Higher shipment volumes resulting from increasing activity levels and productivity across facilities driving continued operating income momentum Year-over-year improvement in profitability driven by higher shipments and cost improvement related to increasing activity levels Continued focus on increasing productivity and throughput across operations to keep pace with strong demand Q4-23 operating income expected to be in the range of $65 million to $70 million, driven by increasing shipments combined with stronger product mix © 2023 CRS Holdings, LLC. All rights reserved. $ millions Q3-23 Q3-22 Q2-23 YEAR-OVER-YEAR CHANGE SEQUENTIAL CHANGE Pounds ('000) 56,516 49,872 49,442 6,644 7,074 Net Sales 603.4 418.0 495.8 185.4 107.6 Net Sales ex. Surcharge Revenue * 411.5 300.0 346.2 111.5 65.3 Operating Income 49.0 5.8 30.3 43.2 18.7 Adjusted Operating Income * 49.0 7.6 30.3 41.4 18.7 Operating Margin 8.1% 1.4% 6.1% 6.7% 2.0% Adj. Operating Margin ex. Surcharge Rev. and Special Item* 11.9% 2.5% 8.8% 9.4% 3.1% SAO Segment Summary * Detailed schedule included in Non-GAAP schedules in Appendix Q3-23 Business Results Q4-23 Outlook

PEP Segment Summary

$ millions	Q3-23	Q3-22	Q2-23	YEAR-OVER-YEAR CHANGE	SEQUENTIAL CHANGE
Pounds ('000) *	3,232	2,706	2,978	526	254
Net Sales	115.1	88.4	106.7	26.7	8.4
Net Sales ex. Surcharge Revenue **	103.8	86.4	98.0	17.4	5.8
Operating Income	10.2	4.2	9.3	6.0	0.9
Adjusted Operating Income **	10.2	4.4	9.3	5.8	0.9
Operating Margin	*8.9%*	*4.8%*	*8.7%*	*4.1%*	*0.2%*
*Adj. Operating Margin ex. Surcharge Rev. and Special Item ** *	*9.8%*	*5.1%*	*9.5%*	*4.7%*	*0.3%*

Q3-23 Business Results

- Net sales excluding surcharge increased 20% year-over-year and 6% sequentially driven by strong demand in Aerospace and Defense and Medical end-use markets
- Operating income increased year-over-year and sequentially primarily due to improving profitability in Dynamet Titanium and Additive businesses as a result of higher shipments, improving product mix and increasing activity levels

Q4-23 Outlook

- Demand conditions expected to remain strong with sequential net sales growth driven by Dynamet Titanium business
- Ongoing focus on increasing productivity and throughput rates necessary to meet strong customer demand
- Q4-23 operating income expected to be in the range of $10 million to $11 million

* Pounds includes only Dynamet and Additive businesses
** Detailed schedule included in Non-GAAP schedules in Appendix

CARPENTER TECHNOLOGY © 2023 CRS Holdings, LLC. All rights reserved.
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Adjusted Free Cash Flow Summary The clerical accuracy of certain amounts may be impacted due to rounding. *Detailed schedule included in Non-GAAP Schedules in Appendix. © 2023 CRS Holdings, LLC. All rights reserved. $ millions Q1-23 Q2-23 Q3-23 9 MOS FY23 9 MOS FY22 Net Income + Non-Cash Items 32 49 61 142 27 Inventory (121) (106) 13 (214) (101) Working Capital / Other 11 (29) (69) (88) (27) Total Net Working Capital / Other (110) (135) (56) (302) (128) Net Cash (Used for) Provided from Operating Activities (78) (86) 5 (160) (101) Purchases of Property, Plant, Equipment and Software (13) (18) (21) (52) (59) Proceeds from Disposals of Property, Plant and Equipment and Assets Held for Sale — — — — 2 Dividends Paid (10) (10) (10) (29) (29) Adjusted Free Cash Flow * (101) (114) (26) (241) (187)   Cash 53 20 22 Available Borrowing Under Credit Facility 298 217 190 Total Liquidity 351 237 212

3rd QUARTER FISCAL YEAR 2023 CLOSING COMMENTS Tony Thene | President and Chief Executive Officer

Third Quarter Recap Increasing demand across end-use markets Accelerating productivity across manufacturing facilities to capture demand Expanding margins through higher volumes, improved product mix and increased prices Offsetting inflationary pressures through price increases and productivity improvements Healthy liquidity with no significant near-term required minimum pension contributions or debt maturities Electrification and additive manufacturing capabilities provide long-term growth opportunities Well-Positioned to Achieve FY19 Operating Income Run Rate in Q4-23, With Continued Growth Beyond © 2023 CRS Holdings, LLC. All rights reserved.

On-Track to Return to FY19 Operating Income Run-Rate and to Grow Beyond © 2023 CRS Holdings, LLC. All rights reserved. Strong demand outlook across end-use markets supports long-term growth Focused on ramping operations to capture demand and realize FY23 outlook MARKET OUTLOOK AEROSPACE Will exceed pre-COVID-19 levels, with growing global travel demand DEFENSE Government spend expected to rise with increased global geo-political uncertainty MEDICAL Improved patient outcomes and aging population driving demand TRANSPORTATION Improved vehicle energy and fuel efficiency requiring innovative solutions ENERGY Shift to lower carbon-intensive energy sources requiring new material solutions INDUSTRIAL Industry 4.0 requires semiconductors & high-quality fluid control CONSUMER More devices, more connectivity with better wireless performance Continue to increase productivity and output rates across facilities, with significant room for improvement in the coming quarters Net sales growth and increased productivity driving margin expansion and higher operating income Operating Income ($M) 54-60 FY 19 Run Rate = $60M Previous guidance 30.5-37

APPENDIX OF NON-GAAP SCHEDULES

Non-GAAP Schedules Adjusted diluted earnings (loss) per share © 2023 CRS Holdings, LLC. All rights reserved. Management believes that earnings (loss) per share adjusted to exclude the impact of special items is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. $ millions, except per-share amounts Q3-23 Q3-22 Q2-23 Diluted Earnings (Loss) per Share $0.38 ($0.16) $0.13 Net Income (Loss) 18.6 (7.5) 6.2 Special Items, net of tax: COVID-19 Costs — 1.6 — Acquisition-related Contingent Liability Release — (3.6) — Special Items, net of tax: — (2.0) — Net Income (Loss) Excluding Special Items 18.6 (9.5) 6.2 Adjusted Diluted Earnings (Loss) per Share $0.38 ($0.20) $0.13

Non-GAAP Schedules Adjusted operating margin, excluding surcharge revenue and special items © 2023 CRS Holdings, LLC. All rights reserved. $ millions Q3-23 Q2-22 Q2-23 Net Sales 690.1 489.0 579.1 Less: Surcharge Revenue 198.6 120.0 158.3 Net Sales Excluding Surcharge Revenue 491.5 369.0 420.8 Operating Income 39.3 1.1 22.6 Special Items: COVID-19 Costs — 2.0 — Acquisition-related Contingent Liability Release — (4.7) — Special Items — (2.7) — Operating Income (Loss) Excluding Special Items 39.3 (1.6) 22.6 Operating Margin 5.7% 0.2% 3.9% Adjusted Operating Margin Excluding Surcharge Revenue and Special Items 8.0% -0.4% 5.4% Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of special items from operating margin is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others.

Non-GAAP Schedules

Adjusted segment operating margin, excluding surcharge revenue and special item

$ millions	SAO Q3-23	SAO Q3-22	SAO Q2-23	PEP Q3-23	PEP Q3-22	PEP Q2-23
Net Sales	603.4	418.0	495.8	115.1	88.4	106.7
Less: Surcharge Revenue	191.9	118.0	149.6	11.3	2.0	8.7
Net Sales Excluding Surcharge Revenue	411.5	300.0	346.2	103.8	86.4	98.0
Operating Income	49.0	5.8	30.3	10.2	4.2	9.3
Special Item:						
COVID-19 Costs	—	1.8	—	—	0.2	—
Special Item	—	1.8	—	—	0.2	—
Operating Income Excluding Special Item	49.0	7.6	30.3	10.2	4.4	9.3
Operating Margin	8.1%	1.4%	6.1%	8.9%	4.8%	8.7%
Adj. Operating Margin Excluding Surcharge Revenue and Special Item	11.9%	2.5%	8.8%	9.8%	5.1%	9.5%

Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of special items from operating margin is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others.

CARPENTER TECHNOLOGY
© 2023 CRS Holdings, LLC. All rights reserved.
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Non-GAAP Schedules Adjusted Free Cash Flow © 2023 CRS Holdings, LLC. All rights reserved. $ millions Q1-23 Q2-23 Q3-23 9 MOS FY23 9 MOS FY22 Net Cash (Used for) Provided from Operating Activities (78.0) (86.4) 4.3 (160.2) (101.0) Purchases of Property, Plant, Equipment and Software (13.5) (17.5) (20.5) (51.5) (58.5) Proceeds from Disposals of Property, Plant and Equipment and Assets Held for Sale — — — — 1.8 Dividends Paid (9.8) (9.8) (9.8) (29.5) (29.4) Adjusted Free Cash Flow (101.3) (113.7) (26.0) (241.2) (187.1) Management believes that the adjusted free cash flow measure provides useful information to investors regarding the Company’s financial condition because it is a measure of cash generated, which management evaluates for alternative uses. The clerical accuracy of certain amounts may be impacted due to rounding.

Your trusted partner in innovation. Carpenter Technology Corporation (NYSE: CRS) is a global leader in high-performance specialty alloy-based materials and process solutions for critical applications in the aerospace, defense, medical, transportation, energy, industrial and consumer electronics markets. For additional information, please contact your nearest sales office: info@cartech.com | 610 208 2000 carpentertechnology.com